UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2005

(Commission File Number) 333-49957-01

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	13-3989553 (I.R.S. Employer Identification Number)

3402 East University Drive
Phoenix, Arizona 85034
(Address of Registrant’s principal executive office)

(602) 794-9600
(Registrant’s telephone number)

TABLE OF ADDITIONAL REGISTRANTS

STATE OR OTHER
	JURISDICTION OF	I.R.S. EMPLOYER
	INCORPORATION OR	IDENTIFICATION
NAME OF REGISTRANT	ORGANIZATION	NUMBER
EaglePicher Incorporated	Ohio	31-0268670
Carpenter Enterprises, Inc.	Michigan	38-2752092
Daisy Parts, Inc.	Michigan	38-1406772
Eagle-Picher Far East, Inc.	Delaware	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	31-1188662
EaglePicher Technologies, LLC	Delaware	31-1587660
EaglePicher Automotive, Inc.	Michigan	38-0946293
EaglePicher Pharmaceutical Services, LLC	Delaware	74-3071334

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01 Entry in to Material Definitive Agreement

     The information provided pursuant to Item 1.03 of this Current Report on Form 8-K regarding the DIP Agreement (as such term is defined below) is incorporated into this Item 1.01 by reference.

Item 1.02 Termination of Material Definitive Agreement

     The information provided pursuant to Item 1.03 of this Current Report on Form 8-K regarding refinancing of the Debtors’ existing accounts receivable securitization facility is incorporated herein into this Item 1.02 by reference.

Item 1.03 Bankruptcy or Receivership

     On April 11, 2005, EaglePicher Holdings, Inc., a Delaware corporation (the “Company”), and certain of its domestic subsidiaries (collectively, the “Debtors”), filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Ohio (the “Bankruptcy Court”) seeking reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) (Case No. 05-12601, jointly administered) (the “Case”). The Case has been assigned to the Honorable J. Vincent Aug. The Debtors continue to operate their business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

     On April 11, 2005, the Bankruptcy Court issued an interim order approving the Post-Petition Credit Agreement (the “DIP Agreement”) by and among the Debtors (as borrower and guarantors), Harris Trust and Savings Bank, as DIP Agent (the “DIP Agent”) and various lenders party to the DIP Agreement from time to time (with the DIP Agent, the “Lenders”). Certain of the Lenders are lenders under the Company’s existing Credit Agreement.

     The DIP Agreement provides for up to a $50 million commitment of debtor-in-possession financing, capped at the lesser of 90% of the borrowing base (as defined in the DIP Agreement) and $43 million. The latter cap may be raised with the approval of all the Lenders. The DIP Agreement is comprised of a revolving credit facility, with a $5 million subfacility for swingline loans and a $5 million subfacility for letters of credit.

     Of the total commitment under the DIP Agreement, approximately $17.4 million will be used to refinance the Debtors’ obligations pursuant to its existing accounts receivable securitization facility. The remaining proceeds will be used to fund the working capital requirements of the Debtors while the Case is pending. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien will have first priority with respect to many of the Debtors’ assets) and by a superpriority administrative expense claim in the Case.

     Advances under the DIP Agreement will bear interest, for any day, at a rate per annum equal to 3% plus the greater of (a) the DIP Agent’s Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 0.5%. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders, as described in the DIP Agreement.

     The DIP Agreement contains various representations, warranties, and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and restrictions on additional indebtedness, granting liens, investments and asset sales.

     The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the Cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 11 of the Bankruptcy Code.

     The DIP Agreement matures on the earlier of (a) the date on which a Final Financing Order is granted by the Bankruptcy Court or (b) forty-five (45) days following the Petition Date, or such later date as may be agreed upon in writing by the Borrower and all of the Lenders. A hearing on a Final Financing Order has been scheduled by the Bankruptcy Court on May 18, 2005.

     The foregoing summary of the DIP Agreement is a summary only and is qualified, in all respects, by the provisions of the DIP Agreement. The DIP Agreement and other information with regard to our bankruptcy filings may be viewed at www.ohsb.uscourts.gov.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

     The information provided pursuant to Item 1.03 of this Current Report on Form 8-K regarding the DIP Agreement is incorporated into this Item 2.03 by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

     Under the terms of the Company’s Credit Agreement and the forbearance agreements that were entered into with both of these facilities on February 28, 2005, the filing of the Case creates an event of default. Upon the filing of the Case, the obligation of the respective lenders to loan additional money to the Company terminated, the outstanding principal of all loans and other obligations became immediately due and payable, and all of the Company’s subsidiaries that are a party to the Credit Agreement are now required to immediately deposit funds into a collateral account to cover the outstanding amounts under the letters of credit issued pursuant to the Credit Agreement.

     The filing of the Case also created an event of default under the Company’s 9.75% Senior Notes due 2013. Under the terms of the 9.75% Senior Notes, the entire principal, premium, and interest became immediately due and payable without any action on the part of the trustee or the note holders as a result of the filing of the Case. The current principal amount outstanding under the Senior Notes is $250 million.

     Under the terms of our outstanding preferred stock, the filing of a voluntary bankruptcy proceeding is a Matured Mandatory Redemption Event. The election of a majority of the directors is the only remedy of holders of the Preferred Stock for failure to redeem the preferred stock.

     The ability of the creditors of the Debtors to seek remedies to enforce their rights under the credit facilities described above is stayed as a result of the filing of the Cases, and the creditors’ rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.

Item 8.01 Other Information

     A copy of the press release dated April 11, 2005, announcing the bankruptcy filing is attached as Exhibit 99.1.

     A copy of the press release dated April 12, 2005, announcing the results of “first day motions” is attached as Exhibit 99.2.

     Following the filing of the Company’s Annual Report on Form 10-K for the year ended November 30, 2004, the Company ceased to be a mandatory filer of reports under the Securities Exchange Act of 1934 due to the fact that its Senior Notes are held of record by less than 300 holders. However, the Company continued to file on a voluntary basis in compliance with the terms of the Senior Notes. However, following the Company’s filing for Chapter 11 reorganization, the Company will no longer continue to file reports with the Securities and Exchange Commission.

     The information being furnished under Section 8 of this report shall not be considered “filed” for purposes of the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01(c). Exhibits

10.1	Post-Petition Credit Agreement dated as of April 11, 2005
99.1	Press Release dated April 11, 2005
99.2	Press Release dated April 12, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EAGLEPICHER HOLDINGS, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EAGLEPICHER INCORPORATED

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	CARPENTER ENTERPRISES, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	DAISY PARTS, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EAGLEPICHER FAR EAST, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EAGLEPICHER FILTRATION & MINERALS, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EAGLEPICHER TECHNOLOGIES, LLC

	By:	Shane Dryanski

	Name:	Shane Dryanski
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EAGLEPICHER AUTOMOTIVE, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	EAGLEPICHER PHARMACEUTICAL SERVICES, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President